UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 5, 2006
                                                         -----------------




                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        1-11988                 22-2365834
           --------                        -------                 ----------
(State or other jurisdiction of   (Commission file number)      (I.R.S. employer
incorporation or organization)                               identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)

                     ---------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On December 5, 2006, Jose Miguel Herrero resigned as Chief Executive Officer and President of the Company, and as a member of the Company's Board of Directors. On that date, Matthew Walsh, age 40 and the Company's Chief Financial Officer, was appointed President and Acting Chief Executive Officer of the Company, and as a member of the Board of Directors to fill the seat vacated by Mr. Herrero. Mr. Walsh will continue to serve as Chief Financial Officer of the Company.

         Also on December 5, 2006, the Company's Board of Directors appointed George Lumby and Antonio Arenas to fill the two vacancies on Escala's Board of Directors, in the class of directors whose term expires at the Board meeting following the next annual meeting of shareholders.

         Mr. Lumby, age 61, is based in Madrid, Spain. Mr. Lumby served as a partner at PricewaterhouseCoopers, where he acted as an auditor and a mergers and acquisitions specialist. After leaving PricewaterhouseCoopers in 2003, Mr. Lumby established his own firm, which provides consulting services to companies involved in insolvency and reorganization situations. As part of his duties with Escala, Mr. Lumby will also serve on the Compensation and Nominating Committees of the Board.

         Mr. Arenas, age 51, is a managing director and the chief executive officer of COALCA, S.A., a company involved in the sale and distribution of consumer and pharmaceutical products, and land development in the Canary Islands and Spain. Mr. Arenas also has significant experience serving as an independent advisor with companies pursuing turnaround strategies. Recent projects include serving as the senior advisor to Papeteries de Gaves, serving as a part-time managing director of TACISA, and serving as a senior advisor and member of the board of Exclusivas Roca S.L. Mr. Arenas will also serve on the Compensation and Nominating Committees of the Board.

         A copy of the press release dated December 6, 2006, announcing the resignation of Mr. Herrero and the appointments of Messrs. Walsh, Lumby and Arenas is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

                  (c) Exhibits. The following exhibit is attached hereto and this list is intended to constitute the exhibit index.

                         99.1     Press release, dated December 6, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 7, 2006



                                                        ESCALA GROUP INC.



                                                     By:/s/ Matthew M. Walsh
                                                        -----------------
                                                        Name:  Matthew M. Walsh
                                                        Title: President